UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[X]      Preliminary Proxy Statement
[  ]     Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
[  ]     Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Pursuant to Section 240.14a-12

                          Touchstone Funds Group Trust
                (Name of Registrant as Specified In Its Charter)

     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[  ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1)and 0-11.

         1)      Title of each class of securities to which transaction applies:

         2)      Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4)      Proposed maximum aggregate value of transaction:

         5)      Total fee paid:

[  ]     Fee paid previously with preliminary materials.
[  ]     Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                             TOUCHSTONE INVESTMENTS
                            303 BROADWAY, SUITE 1100
                              CINCINNATI, OH 45202

Dear Valued Shareholder:

The proxy statement that accompanies this letter describes a proposal to elect additional members to the Board of Trustees for the Touchstone Funds Group Trust (the "Trust"), which previously operated under the name "Constellation Funds" and the Constellation Institutional Portfolios ("CIP"). Enclosed is a Notice, Proxy Statement and proxy card for a Special Meeting of Shareholders (the "Special Meeting") of the funds (each, a "Fund" and collectively, the "Funds"), The Special Meeting is scheduled for February 5, 2007. If you are a shareholder of record of a Fund as of the close of business on December 7, 2006, you are entitled to vote at the Special Meeting, and any adjournment of the Special Meeting, to elect additional members to the Board of Trustees (the "Board") for the Trusts.

The Board has considered and nominated four additional Trustees (the "Board Nominees") for election to the Board of the Trusts. Based on information it received, the Board has determined it to be in the best interests of shareholders to approve the Board Nominees to serve as trustees. The Board also recommended that the Proposal be submitted to shareholders for approval.

Your vote is important to us. Please take a few minutes to review this proxy statement and vote your shares today. We have enclosed one or more proxy cards that we ask you to complete, sign, date and return as soon as possible, unless you plan to attend the Special Meeting.

Thank you for your attention and consideration of this important proposal and for your investment in the Funds. If you need additional information, please call shareholder services at 1-800-543-0407.

Sincerely,


Jill T. McGruder
President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE,
ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

Touchstone Value Opportunities Fund                          Touchstone Family Heritage Fund
Touchstone Diversified Small Cap Value Fund                  Touchstone Pitcairn Taxable Bond Fund
Touchstone Clover Core Fixed Income Fund                     Touchstone Tax-Exempt Bond Fund
Touchstone Ultra Short Duration Fixed Income Fund            Touchstone Sands Capital Select Growth Fund
Touchstone Short Duration Fixed Income Fund                  Touchstone Small Cap Value Opportunities Fund
Touchstone Large Cap Quality Stock Fund                      Touchstone Mid Cap Fund
Touchstone Diversified Value Fund                            Touchstone Healthcare & Biotechnology Fund
Touchstone Pitcairn Select Value Fund                        Touchstone International Equity Fund
Touchstone Diversified Growth Fund                           Touchstone Strategic Value and High Income Fund
Touchstone Small Cap Fund

                                EACH, A SERIES OF

                          TOUCHSTONE FUNDS GROUP TRUST
                            303 BROADWAY, SUITE 1100
                              CINCINNATI, OH 45202

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 5, 2007.

NOTICE IS HEREBY GIVEN THAT a Special Meeting of Shareholders (the "Special Meeting") of the above-referenced funds (each, a "Fund" and collectively, the "Funds"), each of which is a series of the Touchstone Funds Group Trust (the "Trust"), will be held at the offices of Touchstone Advisors, Inc. ("Touchstone"), 303 Broadway, Cincinnati, OH 45202, on February 5, 2007 at 10:00 a.m. Eastern time.

At the Special Meeting, shareholders will be asked to:

   Elect 4 additional Trustees to the Board of the Touchstone Funds Group Trust.

All shareholders are invited to attend the Special Meeting. However, if you are unable to attend the Special Meeting, you are requested to mark, sign and date the enclosed Proxy Card and return it promptly in the enclosed, postage-paid envelope so that the Special Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by Internet, by telephone or in person. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by written notice to the Trust, by submitting a subsequent proxy using the mail, by Internet, by telephone or by voting in person at the Special Meeting.

Shareholders of record at the close of business on December 7, 2006 are entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

                                            By Order of the Board of Trustees


                                            ----------------------------
                                             Jay S. Fitton
                                             Secretary
                                             ____________, 2006

-------------------------------------------------------------------------------

                          TOUCHSTONE FUNDS GROUP TRUST
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                     CONSTELLATION INSTITUTIONAL PORTFOLIOS
-------------------------------------------------------------------------------

                            303 Broadway, Suite 1100
                              Cincinnati, OH 45202


                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON February 5, 2007

                                 PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of the Touchstone Funds Group Trust and the Constellation Institutional Portfolios (each a "Trust" and collectively the "Trusts") for use at a Special Meeting of Shareholders of the above-referenced funds (each, a "Fund" and collectively, the "Funds"), each of which is a series of the Trusts, to be held on February 5, 2007 at 10:00 a.m., Eastern time at the offices of Touchstone Advisors, Inc. ("Touchstone"), 303 Broadway, Suite 1100, Cincinnati, OH 45202, and at any adjourned session thereof (such Special Meeting and any adjournment thereof are hereinafter referred to as the "Special Meeting"). This Proxy Statement is being mailed to shareholders on or about December 28, 2006. Shareholders of record of the Funds as of the close of business on December 7, 2006 (the "Record Date") are entitled to vote at the Special Meeting and will be asked to consider and act on the following proposal:

----------------------------------------------------------------------- ----------------------------------------------
                     Description of the Proposal:                                    Fund(s) Solicited:
----------------------------------------------------------------------- ----------------------------------------------
----------------------------------------------------------------------- ----------------------------------------------
       Elect 4 additional Trustees for the Board of the Trusts                            All Funds
----------------------------------------------------------------------- ----------------------------------------------


-------------------------------------------------------------------------------
                     PROPOSAL: ELECTION OF BOARD OF TRUSTEES
-------------------------------------------------------------------------------


It is proposed that the persons listed below (each, a "Board Nominee" and collectively, the "Board Nominees") be elected at the Special Meeting to serve as Trustees of the Trusts. None of the Board Nominees currently serves on the Board of the Trusts; however, each of the Board Nominees serves on each of the boards of trustees in the Touchstone mutual fund complex, with the exception of the Touchstone Funds Group Trust (formerly known as "The Constellation Funds Group Trust") and Constellation Institutional Portfolios ("CIP"). In addition to the Touchstone Funds Group Trust and CIP, the Touchtone fund complex consists of Touchstone Strategic Trust, Touchstone Tax-Free Trust, Touchstone Investment Trust and Touchstone Variable Series Trust (collectively, the "Touchstone Fund Complex").

You are being asked to approve the election of the Board Nominees as Trustees of the Trusts to satisfy certain requirements of Section 16 of the Investment Company Act of 1940, as amended (the "1940 Act"). Section 16(a) of the 1940 Act generally requires the trustees of an investment company be elected by shareholder vote. Section 16(a) provides however, that trustees may be appointed without the election by shareholders, if, immediately after such appointment, at least two-thirds of the trustees then holding office have been elected by shareholders. Currently, all four Trustees have been elected by shareholders. If the four Board Nominees were appointed to the Board, immediately following such appointment, only four of eight, or one-half, of the Board could be elected by shareholder vote, thus failing to meet the two-thirds requirement. Accordingly, the Board has determined that it would be in the best interests of the Trusts to call a special meeting at this time and recommend the election by shareholders of each Board Nominee.

The Board Nominees are Richard L. Brenan, H. Jerome Lerner, John P. Zanotti and John F. Barrett. Mr. Barrett would be considered an "interested person" of the Trust, as that term is defined in the 1940 Act, because he also serves as President and Chairman of The Western and Southern Life Insurance Company and Western-Southern Life Assurance Company, parent companies of Touchstone Advisors, Inc. and Touchstone Securities, Inc., the investment adviser and distributor, respectively, of the Funds. With the exception of Mr. Barrett, each of the other Board Nominees will be considered an "Independent Trustee" of the Trusts. Together, the Board Nominees and the current Trustees will comprise the entire Board of the Trusts. Because the Trusts do not hold regular annual shareholder meetings, the entire Board will serve until their successors have been duly elected or appointed, as applicable, or until their earlier resignation or removal. The names and ages of the Board Nominees, their principal occupations during the past five years and certain of their other affiliations are provided below. Each of the Board Nominees has agreed to serve if elected at the Special Meeting.

It is the intention of the persons designated as proxies, unless otherwise directed therein, to vote at the Special Meeting for the election of the Board Nominees named above. If any Board Nominee is unable or unavailable to serve, the persons named as proxies will vote for such other person(s) as the Board may recommend.

The Board has overall responsibility to manage and control the business affairs of the Trusts, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Trusts' business. The Trustees serve on the Board for terms of indefinite duration. A Trustee's position in that capacity will terminate if he or she is removed, resigns or is subject to various disabling events such as death or incapacity. In the event of any vacancy in the position of a Trustee, the remaining Trustees may appoint an individual to serve as a Trustee, subject to the provisions of the 1940 Act. A Trustee may be removed by the vote or written consent of shareholders holding not less than two-thirds of the Trust's outstanding shares.

The Board held _ regular meetings, and _ special meetings, during the Trusts' most recent fiscal year. None of the Board Nominees was in office during the Trust's most recent fiscal year.

INFORMATION ABOUT THE BOARD NOMINEES. Listed below, for each Board Nominee, are their names and ages, as well as their proposed positions with the Trusts, their principal occupations during the past five years, the number of portfolios in the Touchstone Fund Complex that, if elected, they will oversee and any other directorships held by the Board Nominees. The business address of each Board Nominee is Touchstone Advisors, Inc., 303 Broadway, Suite 1100, Cincinnati, OH, 45202.


BOARD NOMINEES FOR INDEPENDENT TRUSTEES:
--------------------- ------------ --------------- -------------------------------- ---------------- -----------------------
    NAME AND AGE       POSITION      LENGTH OF     PRINCIPAL OCCUPATION(S) DURING      NUMBER OF      OTHER DIRECTORSHIPS
                                                                                     FUNDS IN FUND
                                                                                        COMPLEX
                                    TIME SERVED             PAST 5 YEARS               OVERSEEN*
--------------------- ------------ --------------- -------------------------------- ---------------- -----------------------
--------------------- ------------ --------------- -------------------------------- ---------------- -----------------------
Richard L. Brenan     Nominee      Not Applicable  Retired Managing Partner of            54         Director of Wing
Age: 62                                            KPMG LLP (a certified public                      Eyecare Companies;
                                                   accounting firm); Director of                     Trustee of Touchstone
                                                   The National Underwriter                          Strategic Trust,
                                                   Company (a publisher of                           Touchstone Tax-Free
                                                   insurance and finance services                    Trust, Touchstone
                                                   products) until 2003.                             Investment Trust and
                                                                                                     Touchstone Variable
                                                                                                     Series Trust.
--------------------- ------------ --------------- -------------------------------- ---------------- -----------------------
--------------------- ------------ --------------- -------------------------------- ---------------- -----------------------
H. Jerome Lerner      Nominee      Not Applicable  Principal of HJL Enterprises           54         Trustee of Touchstone
Age: 68                                            (a privately held investment                      Strategic Trust,
                                                   company).                                         Touchstone Tax-Free
                                                                                                     Trust, Touchstone
                                                                                                     Investment Trust and
                                                                                                     Touchstone Variable
                                                                                                     Series Trust.
--------------------- ------------ --------------- -------------------------------- ---------------- -----------------------
--------------------- ------------ --------------- -------------------------------- ---------------- -----------------------
John P. Zanotti       Nominee      Not Applicable  CEO, Chairman and Director of          54         Director of QMed
Age: 58                                            Avaton, Inc. (a wireless                          (a health care
                                                   entertainment company);                           management company);
                                                   President of Cincinnati                           Trustee of Touchstone
                                                   Biomedical (a life science and                    Strategic Trust,
                                                   economic development company);                    Touchstone Tax-Free
                                                   CEO, Chairman and Director of                     Trust, Touchstone
                                                   Astrum Digital Information (an                    Investment Trust and
                                                   information monitoring                            Touchstone Variable
                                                   company) from 2000 until 2001.                    Series Trust.
--------------------- ------------ --------------- -------------------------------- ---------------- -----------------------
Board Nominee for Interested Trustee 1:
                                     -
--------------------- ------------ --------------- -------------------------------- ---------------- -----------------------
    Name and Age       Position      Length of     Principal Occupation(s) During      Number of      Other Directorships
                                                                                     Funds in Fund
                                                                                        Complex
                                    Time Served             Past 5 Years               Overseen*
--------------------- ------------ --------------- -------------------------------- ---------------- -----------------------
--------------------- ------------ --------------- -------------------------------- ---------------- -----------------------
John F. Barrett       Nominee      Not Applicable  Chairman of the Board,                 54         Director of The
Age: 57                                            President and Chief Executive                     Andersons Inc. (an
                                                   Officer of The Western and                        agribusiness and
                                                   Southern Life Insurance                           retailing company),
                                                   Company, Western- Southern                        Convergys Corporation
                                                   Life Assurance Company and                        (a provider of
                                                   Western & Southern Financial                      business support
                                                   Group, Inc.; Director and                         systems and customer
                                                   Chairman of Columbus Life                         care operations) and
                                                   Insurance Company; Fort                           Fifth Third Bancorp;
                                                   Washington Investment                             Trustee of Touchstone
                                                   Advisors, Inc., Integrity Life                    Strategic Trust,
                                                   Insurance Company and National                    Touchstone Tax-Free
                                                   Integrity Life Insurance                          Trust, Touchstone
                                                   Company; Director of Eagle                        Investment Trust and
                                                   Realty Group, Inc., Eagle                         Touchstone Variable
                                                   Realty Investments, Inc.;                         Series Trust.
                                                   Integrated Fund Services, Inc.
                                                   and IFS Holdings, Inc.;
                                                   Director, Chairman and CEO of
                                                   WestAd, Inc.; President and
                                                   Trustee of Western & Southern
                                                   Financial Fund, Inc.
--------------------- ------------ --------------- -------------------------------- ---------------- -----------------------

1 Mr. Barrett, as President and Chairman of The Western and Southern Life Insurance Company and Western-Southern
  Life Assurance  Company,  parent  companies of Touchstone  Advisors,  Inc. and Touchstone  Securities,  Inc., the
  investment  adviser and distributor of the Funds,  and an officer of other  affiliates of the investment  adviser and distributor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

* The number of funds is based on each of the Touchstone mutual fund complex that a Board Nominee currently oversees, in addition to each of the Funds and the separate series of CIP that the Nominee would oversee if elected.

CURRENT INDEPENDENT TRUSTEES:
--------------------- ------------ --------------- ------------------------------ ---------------- -------------------------
    Name and Age       Position      Length of        Principal Occupation(s)        Number of       Other Directorships
                                    Time Served       During Past 5 Years          Funds in Fund
                                                                                      Complex
                                                                                      Overseen
--------------------- ------------ --------------- ------------------------------ ---------------- -------------------------
--------------------- ------------ --------------- ------------------------------ ---------------- -------------------------
Phillip R. Cox        Trustee      Trustee since   President and Chief                  54         Director of the Federal
Age: 59                            2006            Executive Officer of Cox                        Reserve Bank of
                                                   Financial Corp. (a financial                    Cleveland and Cinergy
                                                   services company).                              Corporation (a utility
                                                                                                   company); Chairman
                                                                                                   of The Cincinnati Bell
                                                                                                   Telephone Company LLC;
                                                                                                   Director of the Timken
                                                                                                   Company a manufacturer
                                                                                                   of bearings, alloy steels and
                                                                                                   related products and services);
                                                                                                   Director of of Diebold,
                                                                                                   Incorporated (a provider
                                                                                                   of integrated self-service
                                                                                                   delivery and security
                                                                                                   systems); Trustee of
                                                                                                   Touchstone Funds Group
                                                                                                   Trust, Constellation
                                                                                                   Institutional Portfolios,
                                                                                                   Touchstone Strategic Trust,
                                                                                                   Touchstone Tax-Free Trust,
                                                                                                   Touchstone Investment Turst and
                                                                                                   Touchstone Variable Series Trust.

--------------------- ------------ --------------- ------------------------------ ---------------- -------------------------
--------------------- ------------ --------------- ------------------------------ ---------------- -------------------------
Donald C. Siekmann    Trustee      Trustee since   Executive for Duro Bag               54         Trustee of Jewish
Age: 68                            2006            Manufacturing Co. (a bag                        Hospital; Greater
                                                   manufacturer); President of                     Cincinnati Arts &
                                                   Shor Foundation for Epilepsy                    Education Center and
                                                   Research (a charitable                          Cincinnati Arts
                                                   foundation); Trustee of                         Association; Trustee of
                                                   Riverfront Funds (mutual                        Touchstone Funds Group
                                                   funds) from 1999-2004.                          Trust, Constellation
                                                                                                   Institutional Portfolios,
                                                                                                   Touchstone Strategic
                                                                                                   Trust, Touchstone
                                                                                                   Tax-Free Trust,
                                                                                                   Touchstone Investment
                                                                                                   Trust and Touchstone
                                                                                                   Variable Series Trust.

--------------------- ------------ --------------- ------------------------------ ---------------- -------------------------
--------------------- ------------ --------------- ------------------------------ ---------------- -------------------------
Robert E. Stautberg   Trustee      Trustee  since  Retired Partner of KPMG LLP          54         Trustee of Tri-Health
Age: 72                            2006            (a certified public                             Physician Enterprise
                                                   accounting firm); Vice                          Corporation; Trustee of
                                                   President of St. Xavier High                    Touchstone Funds Group
                                                   School.                                         Trust, Constellation
                                                                                                   Institutional Portfolios,
                                                                                                   Touchstone Strategic
                                                                                                   Trust, Touchstone
                                                                                                   Tax-Free Trust,
                                                                                                   Touchstone Investment
                                                                                                   Trust and Touchstone
                                                                                                   Variable Series Trust.

--------------------- ------------ --------------- ------------------------------ ---------------- -------------------------

CURRENT INTERESTED TRUSTEE:

--------------------- ------------ --------------- ------------------------------ ---------------- -------------------------
    Name and Age       Position      Length of        Principal Occupation(s)        Number of       Other Directorships
                                     Time Served      During Past 5 Years          Funds in Fund
                                                                                      Complex
                                                                                     Overseen
--------------------- ------------ --------------- ------------------------------ ---------------- -------------------------
--------------------- ------------ --------------- ------------------------------ ---------------- -------------------------
Jill T. McGruder*     Trustee      Trustee since   Senior Vice President of The         54         Director of LaRosa's (a
Age: 51               and          2006            Western and Southern Life                       restaurant chain);
                      President                    Insurance Company; President                    Trustee of Touchstone
                                                   and a director of IFS                           Funds Group Trust,
                                                   Financial Services, Inc. (a                     Constellation
                                                   holding company); a director                    Institutional
                                                   and Capital Analysts                            Portfolios, Touchstone
                                                   Incorporated (an investment                     Strategic Trust,
                                                   advisor and broker-dealer),                     Touchstone Tax-Free
                                                   Integrated Fund Services,                       Trust, Touchstone
                                                   Inc. (the Trust's                               Investment Trust and
                                                   sub-administrator), IFS Fund                    Touchstone Variable
                                                   Distributors, Inc. (a                           Series Trust.
                                                   broker-dealer), Touchstone
                                                   Advisors, Inc. (the Trust's
                                                   investment advisor) and
                                                   Touchstone Securities, Inc.
                                                   (the Trust's distributor);
                                                   President and a director of
                                                   IFS Agency Services Inc. (an
                                                   insurance agency), W&S
                                                   Financial Group
                                                   Distributors, Inc. (an
                                                   annuity distributor) and IFS
                                                   Systems, Inc.; Senior Vice
                                                   President and a director of
                                                   Fort Washington Brokerage
                                                   Services, Inc. (a
                                                   broker-dealer); President
                                                   and Chief Executive Officer
                                                   of Integrity Life Insurance
                                                   Company and National
                                                   Integrity Life Insurance
                                                   Company; President of
                                                   Touchstone Tax-Free Trust,
                                                   Touchstone Investment Trust,
                                                   Touchstone Variable Series
                                                   Trust, Touchstone Strategic
                                                   Trust and Constellation
                                                   Institutional Portfolios;
                                                   President of Touchstone
                                                   Advisors, Inc. and
                                                   Touchstone Securities, Inc.
                                                   until 2004.
--------------------- ------------ --------------- ------------------------------ ---------------- -------------------------
*Ms.  McGruder,  as a director of  Touchstone  Advisors,  Inc.,  the Trust's  investment  advisor,  and  Touchstone
Securities,  Inc.,  the Trust's  distributor  and an officer of  affiliates of the Advisor and  Distributor,  is an
"interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
Principal Officers:
----------------- ---------------- --------------- -------------------------------- ---------------- -----------------------
  Name and Age       Position        Length of     Principal Occupation(s) During      Number of      Other Directorships
                                                                                     Funds in Fund
                                                                                        Complex
                                    Time Served             Past 5 Years               Overseen
----------------- ---------------- --------------- -------------------------------- ---------------- -----------------------
----------------- ---------------- --------------- -------------------------------- ---------------- -----------------------
Jill T. McGruder  Trustee     and  President       See biography above.                   54         See biography above.
Age: 51           President        since 2006
----------------- ---------------- --------------- -------------------------------- ---------------- -----------------------
----------------- ---------------- --------------- -------------------------------- ---------------- -----------------------
Brian E. Hirsch   Vice President   Vice            Vice President-Compliance of           54                 None.
Age: 50           and Chief        President       IFS Financial Services Inc.;
                  Compliance       since 2006      Director of Compliance of Fort
                  Officer                          Washington Brokerage Services,
                                                   Inc.; Chief Compliance Officer
                                                   of Puglisi & Co. from 2001
                                                   until 2002; Vice President -
                                                   Compliance of Palisade Capital
                                                   Management LLC (an investment
                                                   advisor) from 1997 until 2000.
----------------- ---------------- --------------- -------------------------------- ---------------- -----------------------
----------------- ---------------- --------------- -------------------------------- ---------------- -----------------------
James H. Grifo    Vice President   Vice            President of Touchstone                54                 None.
Age: 55                            President       Securities, Inc. and
                                   since 2006      Touchstone Advisors, Inc.;
                                                   Managing Director of Deutsche
                                                   Asset Management until 2001.
----------------- ---------------- --------------- -------------------------------- ---------------- -----------------------
----------------- ---------------- --------------- -------------------------------- ---------------- -----------------------
William A. Dent   Vice President   Vice            Senior Vice President of               54                 None.
Age: 43                            President       Touchstone Advisors, Inc.;
                                   since           2006 Marketing Director of
                                                   Promontory Interfinancial
                                                   Network from 2002-2003;
                                                   Senior Vice President of
                                                   McDonald Investments from
                                                   1998-2001.
----------------- ---------------- --------------- -------------------------------- ---------------- -----------------------
----------------- ---------------- --------------- -------------------------------- ---------------- -----------------------
Terrie A.         Controller and   Controller      Senior Vice President, Chief           54                 None.
Wiedenheft        Treasurer        and Treasurer   Financial Officer and
Age: 44                            since 2006      Treasurer of Integrated Fund
                                                   Services, Inc., IFS Fund
                                                   Distributors, Inc. and Fort
                                                   Washington Brokerage Services,
                                                   Inc.; Chief Financial Officer
                                                   of IFS Financial Services,
                                                   Inc., Touchstone Advisors,
                                                   Inc. and Touchstone
                                                   Securities, Inc.; Assistant
                                                   Treasurer of Fort Washington
                                                   Investment Advisors, Inc.
----------------- ---------------- --------------- -------------------------------- ---------------- -----------------------
----------------- ---------------- --------------- -------------------------------- ---------------- -----------------------
Jay S. Fitton     Secretary        Secretary       Senior Counsel at Integrated           54                 None.
Age: 36                            since 2006      Investment Services, Inc.
----------------- ---------------- --------------- -------------------------------- ---------------- -----------------------

FUND SHARES OWNED BY BOARD NOMINEES. As of the date of this Proxy Statement, none of the Board Nominees serves on the Board or is a beneficial owner of shares of the Funds. Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the "Exchange Act").

BOARD COMPENSATION. The aggregate compensation paid by the Trust and the Touchstone Fund Complex to the Trustees and Board Nominees serving during the fiscal year ended September 30, 2006, is set forth in the table below. Interested Trustees and Trust officers receive no compensation from the Trust for services to the Trust. Amounts reflected in the table reflect the period from March 1, 2006 through September 30, 2006, the portion of the most recent fiscal year during which each Trustee served in such capacity.

COMPENSATION TABLE:
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
    Name (Position)             Aggregate        Pension or Retirement     Estimated Annual      Total Compensation
                                                                                                 from the Trust and
                            Compensation From     Benefits Accrued as        Benefits Upon       the Touchstone Fund
                                the Trust        Part of Fund Expenses        Retirement              Complex*
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Jill T. McGruder                  None                    None                   None                     $
(Trustee/President)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Phillip R. Cox                      $                     None                   None                     $
(Trustee)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Donald C. Siekmann                  $                     None                   None                     $
(Trustee)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Robert E. Stautberg                 $                     None                   None                     $
(Trustee)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
John F. Barrett                   None                    None                   None                     $
(Trustee)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Richard L. Brenan                 None                    None                   None                     $
(Trustee)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
H. Jerome Lerner                  None                    None                   None                     $
(Trustee)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
John P. Zanotti                   None                    None                   None                     $
(Trustee)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

* Represents the aggregate total compensation paid, for the 2005 calendar year, from the combined Constellation and Touchstone fund complex.

AUDIT COMMITTEE. The Board has a standing Audit Committee that is currently composed of each of the Independent Trustees of the Trust. Robert E. Stautberg currently serves as chairman of the Audit Committee and Donald C. Siekmann and Phillip R. Cox currently serve as members of the Audit Committee. The Audit Committee operates under a written charter approved by the Board. The Audit Committee is responsible for the selection of the Trust's independent auditors, including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal accounting. The Audit Committee meets periodically, as necessary, and met 2 times during the Trust's most recently completed fiscal year.

NOMINATING COMMITTEE. The Nominating Committee is currently comprised of Donald
C. Siekmann, Chairman; Robert E. Stautberg and Phillip R. Cox, each of whom is an Independent Trustee. The Nominating Committee recommends nominees for (i) Independent Trustees for consideration by the incumbent Independent Trustees of the Trust, and (ii) Interested Trustees for consideration by the full Board of the Trust. During the Trust's fiscal year ended September 30, 2006, the Nominating Committee met on August 15, 2006 to consider the subject of this Proposal. The Nominating Committee, which at the time was composed of the Trust's former trustees, also met on November 9, 2005 to consider a proposal with respect to the election of the current Trustees. The Board has adopted a formal charter for its Nominating Committee setting forth such Committee's responsibilities.

The Nominating Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to Donald C. Siekmann, Chairman of the Nominating Committee, c/o Touchstone, 303 Broadway, Suite 1100 Cincinnati, OH 45202. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Nominating Committee (e.g., a resume), as well as the candidate's contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board.

The Nominating Committee generally identifies candidates for Board membership through personal and business contacts of Trustees and shareholders. In addition, the Nominating Committee may use a search firm to identify candidates for Board, if deemed necessary and appropriate to use such a firm.

The Nominating Committee's process for evaluating a candidate generally includes a review of the candidate's background and experience, a check of the candidate's references and other due diligence and, when appropriate, interviews with Nominating Committee members. In evaluating a candidate, the Nominating Committee will also consider whether the candidate, if elected, would be an Independent Trustee. The Nominating Committee has not established any specific minimum requirements that candidates must meet in order to be recommended by the Nominating Committee for nomination for election to the Board. Rather, the Nominating Committee seeks candidates who, in its judgment, will serve the best interests of the Trust's long-term shareholders and whose background will complement the experience, skills and diversity of the other Trustees and add to the overall effectiveness of the Board.

COMMUNICATIONS WITH THE BOARD. Shareholders wishing to submit written communications to the Board should send their communications to Board of Trustees, Touchstone Funds, 303 Broadway, Suite 1100, Cincinnati, OH 45202. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

BOARD RECOMMENDATION ON THE PROPOSAL. In considering whether to nominate the Board Nominees, the Nominating Committee considered a number of factors, including but not limited to the fact that the Board Nominees currently serve on the board of trustees for the Touchstone Fund Complex, with the exception of the Trust and CIP, and have distinguished careers in accounting, finance, marketing and other areas and have during their current tenure as trustees for the Touchstone Fund Complex brought, and expect to continue to bring, a wide range of expertise to the Board and the oversight of the Trust. The Nominating Committee considered, among other factors, the benefits to the Board and the Funds that would be derived as a result of nominating Board Nominees who are familiar with the operations of Touchstone and are exposed to the wide variety of issues that arise from overseeing the Funds on a day-to-day basis would bring to the Board. The Board met on August 15, 2006 to consider the recommendation of the Nominating Committee and voted unanimously to approve the nomination of the Board Nominees to serve as Trustees, subject to approval by shareholders.

    THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" EACH OF THE PROPOSED TRUSTEES SET FORTH IN THE PROPOSAL.


--------------------------------------------------------------------------------
               INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

On May 17, 2006, the independent registered public accounting firm, Ernst & Young LLP ("E&Y") was selected as the independent auditors for the Trust for its current fiscal year. The former audit firm, KPMG LLP, resigned as of May 17, 2006 upon the Audit Committee's decision to retain E&Y as the Trust's auditor. KPMG LLP's report on the financial statements for the fiscal year ended September 2005 and the fiscal period from October 1, 2005 through May 17, 2006 did not contain any adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal year ended September 2005 and the fiscal period from October 1, 2005 through May 17, 2006, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. KPMG LLP has informed the Trust that it has no material direct or indirect financial interest in the Trust. Representatives of KPMG LLP are not expected to be present at the Special Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The Audit Committee must approve all audit and non-audit services provided by E&Y relating to the operations or financial reporting of the Trust. The Audit Committee reviews any audit or non-audit services to be provided by E&Y to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to provide a framework for the Audit Committee's consideration of non-audit services by E&Y. These policies and procedures require that any non-audit service to be provided by E&Y to the Trust, Touchstone or any entity controlling, controlled by or under common control with Touchstone that relate directly to the operations and financial reporting of the Trust is subject to pre-approval by the Audit Committee or the Chairperson of the Audit Committee before such service is provided.

Representatives of E&Y are not expected to be present at the Special Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

AUDIT FEES. The aggregate fees billed by KPMG LLP, the principal accountant prior to May 17, 2006, in connection with the annual audit of the Trust's financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the fiscal year ended September 30, 2005 and the fiscal period from October 1, 2005 through May 17, 2006 for the Trust were $367,500 and $[ ], respectively. The audit fees billed by E&Y, the current principal accountant, for its services provided to the Trust for the fiscal year ended September 30, 2006 were $[ ].

AUDIT-RELATED FEES. There were no fees billed by KPMG LLP, the principal accountant prior to May 17, 2006 for assurance and other services reasonably related to the performance of the audit of the Trust's financial statements and not reported above under "Audit Fees" for the fiscal year ended September 30, 2005 and the fiscal period from October 1, 2005 through May 17, 2006. Similarly, no audit-related fees were billed by E&Y, the current principal accountant for the fiscal year ended September 30, 2006.[PLEASE CONFIRM] The aggregate fees billed by KPMG LLP for assurance and other services relating to the performance of the audit of the financial statements of Constellation Investment Management Company, L.P., the former investment adviser to the Trust ("CIMCO"), and other service providers under common control with CIMCO that relate directly to the operations or financial reporting of the Trust for the fiscal years ended September 30, 2005 was $3,500. These audit-related services relate to the use of name consents. None of these services were approved by the Audit Committee pursuant to the de minimis exception from the pre-approval requirement under Regulation S-X.

TAX FEES. The aggregate fees billed by KPMG LLP, the principal accountant prior to May 17, 2006 for tax compliance, tax advice and tax planning (together, "Tax-Related Services") provided to the Trust for the fiscal year ended September 30, 2005 and the fiscal period from October 1, 2005 through May 17, 2006 were $48,000 and $[ ], respectively. The fees billed by E&Y for its Tax-Related Services provided to the Trust for the fiscal year ended September 30, 2006 is $[ ]. None of these Tax-Related Services were approved by the Audit Committee pursuant to the de minimis exception from the pre-approval requirement under Regulation S-X. These Tax-Related Services included review of income tax returns and annual excise distribution calculations. There were no fees billed by KPMG LLP for Tax-Related Services provided to CIMCO and other service providers under common control with CIMCO that relate directly to the operations or financial reporting of the Trust for the Trust's last two completed fiscal years ended September 30, 2005 and 2006.

ALL OTHER FEES. There were no fees billed by KPMG LLP, the principal accountant prior to May 17, 2006 for products and services provided to the Trust other than the services reported in the above paragraphs for the Trust's fiscal year ended September 30, 2005 and the fiscal period from October 1, 2005 through May 17, 2006. Similarly, no fees were billed by E&Y for products and services other than the services reported in the above paragraphs provided to the Trust for the fiscal year ended September 30, 2006. There were no fees billed for any products and services other than those set forth above provided by KPMG LLP to CIMCO or Touchstone and any entity controlling, controlled by, or under common control with CIMCO or Touchstone that relate directly to the operations or financial reporting of the Trust for the Trust's fiscal year ended September 30, 2005 and the fiscal period from October 1, 2005 through May 17, 2006. No fees were billed by E&Y with respect to non-audit fees for services rendered to Touchstone and any entity controlling, controlled by, or under common control with Touchstone for the fiscal year ended September 30, 2006.

AGGREGATE NON-AUDIT FEES TO THE TRUST. There were no non-audit fees billed by KPMG LLP, the principal accountant prior to May 17, 2006 for services rendered to the Trust, CIMCO, Touchstone and other service providers under common control with CIMCO or Touchstone, for the Trust's fiscal year ended September 30, 2005 and the fiscal period from October 1, 2005 through May 17, 2006. In connection with its selection of the principal accountant, the Audit Committee has considered KPMG LLP's provision of non-audit services to CIMCO and Touchstone and other services provided to any entity controlling, controlled by, or under common control with CIMCO or Touchstone that were not required to be pre-approved pursuant to Regulation S-X. Similarly, the Audit Committee has considered E&Y's provision of non-audit services to Touchstone and other services provided to any entity controlling, controlled by, or under common control with Touchstone. The Audit Committee has determined that the provisions of these services are compatible with maintaining the KPMG LLP's and E&Y's independence.

-------------------------------------------------------------------------------
                         OTHER INFORMATION
-------------------------------------------------------------------------------

GENERAL. As used in this proxy statement, the Trust's Board of Trustees is referred to as the "Board," and the term "Trustee" includes each trustee of the Trust. A Trustee that is an interested person of the Trust is referred to in this proxy statement as an "Interested Trustee." A Trustee may be an interested person of the Trust because he or she is affiliated with one or more of the Trust's investment advisers. Trustees that are not interested persons of the Trust are referred to in this proxy statement as "Independent Trustees."

Each Trust is organized as a Delaware statutory trust and, as such, is not required to hold annual meetings of shareholders. The Board has called the Special Meeting in order to permit the shareholders to consider and vote on the Proposal. If you wish to participate in the Special Meeting you may submit the proxy card included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by Internet, by telephone or in person. At any time before the Special Meeting, you may change your vote, even though a proxy has already been returned, by written notice to the Trust c/o Touchstone, 303 Broadway, Suite 1100 Cincinnati, OH 45202 or by submitting a subsequent proxy, by mail, by Internet, by telephone or by voting in person at the Special Meeting. Should shareholders require additional information regarding any of the proposals contained in the Proxy Statement, or replacement proxy cards, they may contact the Trust at 1-800-543-0407.
                                  .
In addition to the solicitation of proxies by mail, the Board and officers of the Trust, as well as employees of __________, a proxy soliciting firm engaged by the Trusts, may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The expenses of the Special Meeting will be borne proportionately by each Fund of the Trust based on the assets of each Fund. The costs of the Special Meeting and the preparation and mailing of this Proxy Statement, as well as the costs associated with the solicitation of proxies, which is anticipated to be $100,000.00.

Shares represented by duly executed proxies will be voted in accordance with the instructions given. All proxy cards solicited that are properly executed and received in time to be voted at the Special Meeting will be voted at the Special Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card.

QUORUM AND ADJOURNMENTS. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Special Meeting. The holders of 40% of the Fund's shares entitled to vote constitutes a quorum. For purposes of determining the presence of a quorum, abstentions or "broker non-votes" (as defined below) will be counted as present and, therefore, will count towards a quorum.

If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the Proposal are not received, or if other matters arise requiring Shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR the Proposal in favor of such an adjournment with respect to the Proposal, and will vote those proxies required to be voted AGAINST the Proposal, against such an adjournment for the Proposal.

VOTE REQUIRED TO APPROVE PROPOSAL. With respect to the Proposal, provided that a quorum is present, the affirmative vote of a plurality of the shares entitled to vote among all Funds is required to elect the Trustees.

If your shares are held of record by a broker-dealer and you wish to vote in person at the Special Meeting, you should obtain a legal proxy from your broker of record and present it to the Inspector of Elections at the Special Meeting. Abstentions and broker non-votes will have no effect with respect to the Proposal or any adjournment with respect to the Proposal, which is the election of Trustees and which requires approval by a plurality.

As used above, "broker non-votes" relate to shares that are held of record by a broker-dealer for a beneficial owner who has not given instructions to such broker-dealer. Pursuant to certain rules promulgated by the New York Stock Exchange, Inc. that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters (including the approval of new investment management agreements), although such broker may be authorized to vote such shares on routine matters for which it has discretionary authority or has received instructions from the beneficial owner. It is anticipated that such broker-dealers will have discretionary authority to vote on the Proposal. The absence of such instructions will result in a "broker non-vote" for that Proposal.

INVESTMENT ADVISER. Touchstone Advisors, Inc. ("Touchstone"), 303 Broadway, Suite 1100, Cincinnati, OH 45202, serves as the investment adviser to the Funds.

ADMINISTRATOR. Touchstone also serves as each Fund's administrator pursuant to an administrative agreement between the Trust, on the Funds' behalf, and Touchstone. Integrated Fund Services, Inc. currently serves as
Sub-Administrator.  Its address is the same as that of Touchstone.

DISTRIBUTOR. Touchstone Securities, Inc. ("Touchstone Securities"), 303 Broadway, Cincinnati, Ohio 45202, is the principal underwriter of the Funds and, as such, the exclusive agent for distribution of shares of the Funds under the terms of a Distribution Agreement. Touchstone Securities is an affiliate of the Advisor by reason of common ownership. Touchstone Securities is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of each Fund are offered to the public on a continuous basis. Touchstone Securities receives no compensation under the Distribution Agreement.

RECORD OWNERSHIP AND BENEFICIAL OWNERSHIP INFORMATION. The chart below depicts the number of outstanding shares for each Fund as of the Record Date:

----------------------------------------------------------------------------------- --------------------------------
Name of Fund                                                                        Number of Outstanding Shares
----------------------------------------------------------------------------------- --------------------------------
----------------------------------------------------------------------------------- --------------------------------
Touchstone Small Cap Value Opportunities Fund
----------------------------------------------------------------------------------- --------------------------------
----------------------------------------------------------------------------------- --------------------------------
Touchstone Mid Cap Fund - Class Y
----------------------------------------------------------------------------------- --------------------------------
----------------------------------------------------------------------------------- --------------------------------
Touchstone Mid Cap Fund - Class Z
----------------------------------------------------------------------------------- --------------------------------
----------------------------------------------------------------------------------- --------------------------------
Touchstone Healthcare & Biotechnology Fund
----------------------------------------------------------------------------------- --------------------------------
----------------------------------------------------------------------------------- --------------------------------
Touchstone Value Opportunities Fund
----------------------------------------------------------------------------------- --------------------------------
----------------------------------------------------------------------------------- --------------------------------
Touchstone Diversified Small Cap Value Fund
----------------------------------------------------------------------------------- --------------------------------
----------------------------------------------------------------------------------- --------------------------------
Touchstone Clover Core Fixed Income Fund
----------------------------------------------------------------------------------- --------------------------------
----------------------------------------------------------------------------------- --------------------------------
Touchstone Ultra Short Duration Fixed Income Fund
----------------------------------------------------------------------------------- --------------------------------
----------------------------------------------------------------------------------- --------------------------------
Touchstone Short Duration Fixed Income Fund
----------------------------------------------------------------------------------- --------------------------------
----------------------------------------------------------------------------------- --------------------------------
Touchstone Large Cap Quality Stock Fund
----------------------------------------------------------------------------------- --------------------------------
----------------------------------------------------------------------------------- --------------------------------
Touchstone Diversified Value Fund
----------------------------------------------------------------------------------- --------------------------------
----------------------------------------------------------------------------------- --------------------------------
Touchstone Diversified Growth Fund
----------------------------------------------------------------------------------- --------------------------------

----------------------------------------------------------------------------------- --------------------------------
Touchstone Pitcairn Select Value Fund
----------------------------------------------------------------------------------- --------------------------------
----------------------------------------------------------------------------------- --------------------------------
Touchstone Small Cap Fund
----------------------------------------------------------------------------------- --------------------------------
----------------------------------------------------------------------------------- --------------------------------
Touchstone Family Heritage(R) Fund
----------------------------------------------------------------------------------- --------------------------------
----------------------------------------------------------------------------------- --------------------------------
Touchstone Pitcairn Taxable Bond Fund
----------------------------------------------------------------------------------- --------------------------------
----------------------------------------------------------------------------------- --------------------------------
Touchstone Tax-Exempt Bond Fund
----------------------------------------------------------------------------------- --------------------------------
----------------------------------------------------------------------------------- --------------------------------
Touchstone Sands Capital Select Growth Fund - Class Y
----------------------------------------------------------------------------------- --------------------------------
----------------------------------------------------------------------------------- --------------------------------
Touchstone Sands Capital Select Growth Fund - Class Z
----------------------------------------------------------------------------------- --------------------------------
----------------------------------------------------------------------------------- --------------------------------
Touchstone International Equity Fund
----------------------------------------------------------------------------------- --------------------------------
----------------------------------------------------------------------------------- --------------------------------
Touchstone Strategic Value & High Income Fund
----------------------------------------------------------------------------------- --------------------------------
----------------------------------------------------------------------------------- --------------------------------
CIP Sands Capital Institutional Growth Portfolio
----------------------------------------------------------------------------------- --------------------------------
----------------------------------------------------------------------------------- --------------------------------
CIP JSAM Large Cap Value Portfolio
----------------------------------------------------------------------------------- --------------------------------
----------------------------------------------------------------------------------- --------------------------------
CIP JSAM Value Portfolio
----------------------------------------------------------------------------------- --------------------------------

-------------------------------------------------------------------------------------------------------------------

As of the Record Date, the following persons were the only persons who were record owners or, to the knowledge of the Trusts, were beneficial owners of 5% or more of the shares of the Fund, as indicated below by the number of shares beneficially owned and the percentage of the Fund represented by such beneficial ownership.

TOUCHSTONE HEALTHCARE & BIOTECHNOLOGY FUND

CHARLES SCHWAB & CO INC.                                      ______%
4500 CHERRY CREEK DR S FL 3
DENVER, CO 80209                                              No. of shares:

NATIONAL FINANCIAL SERVICES CORP                              _____%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER                                    No. of shares:
NEW YOR, NY  10281-1003

NATIONAL INVESTOR SERVICES                                    _____%
55 WATER STREET, 32ND FLOOR
NEW YORK, NY  10041-3299                                      No. of shares:

TOUCHSTONE SMALL CAP VALUE OPPORTUNITIES FUND

CHARLES SCHWAB & CO INC.                                      _____%
4500 CHERRY CREEK DR S FL 3
DENVER, CO 80209                                              No. of shares:

NATIONAL FINANCIAL SERVICES CORP                              _____%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER                                    No. of shares:
NEW YORK, NY  10281-1003

TOUCHSTONE VALUE OPPORTUNITIES FUND

NATIONAL FINANCIAL SERVICES CORP                              _____%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER                                    No. of shares:
NEW YORK, NY  10281-1003

CHARLES SCHWAB & CO INC.                                      _____%
4500 CHERRY CREEK DR S FL 3
DENVER, CO 80209                                              No. of shares:

BILL & MELINDA GATES FOUNDATION                               _____%
WILLIAM H GATES III TR U/A DTD 12/29/1994
2365 CARILLON PT.                                             No. of shares:
KIRKLAND, WA  98033-7353

NATIONAL INVESTOR SERVICES                                    _____%
55 WATER STREET, 32ND FLOOR
NEW YORK, NY  10041-3299                                      No. of shares

TOUCHSTONE SMALL CAP VALUE FUND

CHARLES SCHWAB & CO INC.                                      _____%
4500 CHERRY CREEK DR S FL 3
DENVER, CO 80209                                              No. of shares:

SAXON & CO.                                                   _____%
OMNIOBUS
PO BOX 7780-1888
PHILADELPHIA, PA 19182-0001                                   No. of shares:

National Financial Services Corp                              _____%
200 Liberty St
One World Financial Center                                    No. of shares:
New York, NY 10281-1003

UMB Bank NA                                                   _____%
Cadence Design Systems Inc.
401(k) Trust Plan
PO Box 419784                                                 No. of shares:
Attn: 5500 Team
Kansas City, MO 64141-6784

TOUCHSTONE CLOVER CORE FIXED INCOME FUND

Charles Schwab & Co Inc.                                      _____%
4500 Cherry Creek Dr S FL 3                                   No. of shares:
Denver, CO  80209

National Financial Services Corp                              _____%
200 Liberty St
One World Financial Center                                    No. of shares:
New York, NY 10281-1003

TOUCHSTONE ULTRA SHORT DURATION FIXED INCOME FUND

Charles Schwab & Co                                           _____%
101 Montgomery St.
San Francisco, CA  94104-4122                                 No. of shares:
National Financial Services Corp                              _____%
200 Liberty St
One World Financial Center                                    No. of shares:
New York, NY 10281-1003

TOUCHSTONE SHORT DURATION FIXED INCOME FUND

Charles Schwab & Co                                           _____%
101 Montgomery St.
San Francisco, CA  94104-4122                                 No. of shares:

TOUCHSTONE STRATEGIC VALUE AND HIGH INCOME FUND

Peter J. Moran Family Trust                                   _____%
180 Country Ln
Phoenixville, PA  19460-1703                                  No. of shares:

National Financial Services Corp                              _____%
200 Liberty St
One World Financial Center                                    No. of shares:
New York, NY 10281-1003

National Investor Services                                    _____%
55 Water Street, 32nd Floor
New York, NY  10041-3299

TOUCHSTONE DIVERSIFIED VALUE FUND

Pitcairn Trust Company                                        _____%
Cash/Cash Capital Gains
One Pitcairn Place STE 3000                                   No. of shares:
165 Township Line Rd
Jenkintown, PA   19046-3531

Pitcairn Trust Company                                        _____%
Cash/Reinvest Capital Gains
One Pitcairn Place STE 3000
165 Township Line Rd                                          No. of shares:
Jenkintown, PA   19046-3531

TOUCHSTONE PITCAIRN SELECT VALUE FUND

Pitcairn Trust Company                                        _____%
Cash/Cash Capital Gains
One Pitcairn Place STE 3000                                   No. of shares:
165 Township Line Rd
Jenkintown, PA   19046-3531

Pitcairn Trust Company                                        _____%
Cash/Reinvest Capital Gains
One Pitcairn Place STE 3000                                   No. of shares:
165 Township Line Rd
Jenkintown, PA   19046-3531

Pitcairn Trust Company                                        _____%
Reinvest/Reinvest Capital Gains
One Pitcairn Place STE 3000
165 Township Line Rd                                          No. of shares:
Jenkintown, PA   19046-3531

TOUCHSTONE DIVERSIFIED GROWTH FUND

Pitcairn Trust Company                                        _____%
Cash/Cash Capital Gains
One Pitcairn Place STE 3000                                   No. of shares:
165 Township Line Rd
Jenkintown, PA   19046-3531

Pitcairn Trust Company                                        _____%
Cash/Reinvest Capital Gains
One Pitcairn Place STE 3000                                   No. of shares:
165 Township Line Rd
Jenkintown, PA   19046-3531

Pitcairn Trust Company                                        _____%
Reinvest/Reinvest Capital Gains
One Pitcairn Place STE 3000                                   No. of shares:
165 Township Line RD
Jenkintown, PA   19046-3531

TOUCHSTONE SMALL CAP FUND

Pitcairn Trust Company                                        _____%
Cash/Cash Capital Gains
One Pitcairn Place STE 3000                                   No. of shares:
165 Township Line Rd
Jenkintown, PA   19046-3531

Pitcairn Trust Company                                        _____%
Cash/Reinvest Capital Gains
One Pitcairn Place STE 3000                                   No. of shares:
165 Township Line Rd
Jenkintown, PA   19046-3531

Pitcairn Trust Company                                        _____%
Reinvest/Reinvest Capital Gains
One Pitcairn Place STE 3000                                   No. of shares:
165 Township Line Rd
Jenkintown, PA   19046-3531

TOUCHSTONE FAMILY HERITAGE(R) FUND

Pitcairn Trust Company                                        _____%
Cash/Cash Capital Gains
One Pitcairn Place STE 3000                                   No. of shares:
165 Township Line Rd
Jenkintown, PA   19046-3531

Pitcairn Trust Company                                        _____%
Cash/Reinvest Capital Gains
One Pitcairn Place STE 3000                                   No. of shares:
165 Township Line Rd
Jenkintown, PA   19046-3531

Pitcairn Trust Company                                        _____%
Reinvest/Reinvest Capital Gains
One Pitcairn Place STE 3000                                   No. of shares:
165 Township Line Rd
Jenkintown, PA   19046-3531

TOUCHSTONE PITCAIRN TAXABLE BOND FUND

Pitcairn Trust Company                                        _____%
Cash/Cash Capital Gains
One Pitcairn Place STE 3000                                   No. of shares:
165 Township Line Rd
Jenkintown, PA   19046-3531

Pitcairn Trust Company                                        _____%
Cash/Reinvest Capital Gains
One Pitcairn Place STE 3000                                  No. of shares:
165 Township Line Rd
Jenkintown, PA   19046-3531

Pitcairn Trust Company                                        _____%
Reinvest/Reinvest Capital Gains
One Pitcairn Place STE 3000                                   No. of shares:
165 Township Line Rd
Jenkintown, PA   19046-3531

SEI Private Trust Co.                                         _____%
C/O M&T Bank ID 337
Attn: Mutual Fund Administrator                               No. of shares:
One Freedom Valley Drive
Oaks, PA 19456

TOUCHSTONE TAX EXEMPT BOND FUND

Pitcairn Trust Company                                        _____%
Cash/Cash Capital Gains
One Pitcairn Place STE 3000                                   No. of shares:
165 Township Line Rd
Jenkintown, PA   19046-3531

Pitcairn Trust Company                                        _____%
Cash/Reinvest Capital Gains
One Pitcairn Place STE 3000                                   No. of shares:
165 Township Line Rd
Jenkintown, PA   19046-3531

TOUCHSTONE SANDS CAPITAL SELECT GROWTH FUND class Y

Charles Schwab & Co. Inc.                                     _____%
4500 Cherry Creek Dr. S FL 3                                  No. of shares:
Denver, CO  80209

National Financial Services Corp                              _____%
200 Liberty Street
One World Financial Center                                    No. of shares:
New York, NY  10281-1003

Saxon and Co                                                 _____%
PO Box 7780-1888
Philadelphia, PA  19182-0001                                 No. of shares:

TOUCHSTONE SANDS CAPITAL SELECT GROWTH FUND CLASS Z

Charles Schwab & Co. Inc.                                     _____%
101 Montgomery St.
San Francisco, CA  94104-4122                                 No. of shares:

Citigroup Global Markets Inc.                                 _____%
333 West 34th St 3rd Fl
New York, NY  10001-2402                                      No. of shares:

Pitcairn Trust Company                                        _____%
Cash/Cash Capital Gains
One Pitcairn Place STE 3000                                   No. of shares:
165 Township Line Rd
Jenkintown, PA   19046-3531

Prudential Investment Mgt/ Svc. Cust.                         _____%
Attn: Pruchoice Unit
Gateway Center 3                                              No. of shares:
100 Mulberry St FL 11
Newark, NJ  07102

Pitcairn Trust Company                                        _____%
Cash/Reinvest Capital Gains
One Pitcairn Place STE 3000                                   No. of shares:
165 Township Line Rd
Jenkintown, PA   19046-3531

TOUCHSTONE INTERNATIONAL EQUITY FUND

Pitcairn Trust Company                                        _____%
Cash/Cash Capital Gains
One Pitcairn Place STE 3000                                   No. of shares:
165 Township Line Rd
Jenkintown, PA   19046-3531

Pitcairn Trust Company                                        _____%
Cash/Reinvest Capital Gains
One Pitcairn Place STE 3000                                   No. of shares:
165 Township Line Rd
Jenkintown, PA   19046-3531

Pitcairn Trust Company                                        _____%
Reinvest/Reinvest Capital Gains
One Pitcairn Place STE 3000                                   No. of shares:
165 Township Line Rd
Jenkintown, PA   19046-3531

TOUCHSTONE MID CAP FUND Class Y

Thomas Joseph Dibella                                         _____%
& Lucille Marie Dibella
1 Jeff Lane                                                   No. of shares:
Canton, CT  06019-2617

Edward William Gold                                           _____%
& Eathan Kronman Gold
7 Hillchase Ct                                                No. of shares:
Pikesville, MD  21208-6306

Kenneth W Gainey & Christine M Gainey                         _____%
160 Farmcliff Dr
Gastonbury, CT  06033-4183                                    No. of shares:

Ronald A Clarke & Martha R Clarke                             _____%
477 Simsbury Rd
Bloomfield, CT  06002-2246                                    No. of shares:

Peter James Moran III & Joan Larson Moran                     _____%
180 Country Lane
Pheonixville, PA  19460-1703                                  No. of shares:

SEI Private Trust Compnay                                     _____%
SEP IRA A/C Steven L Gold
43 Druce St.                                                  No. of shares:
Brookline, MA  02445-5831

TOUCHSTONE MID CAP FUND CLASS Z

To the best of the Fund's knowledge, as of the Record Date, no Trustee or officer of the Trust owned beneficially more than 1% of a Fund's outstanding shares.

SHAREHOLDERS SHARING THE SAME ADDRESS. If two or more shareholders share the same address, only one copy of this proxy statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Trust will deliver promptly a separate copy of this proxy statement to a shareholder at a shared address. Please note that each Shareholder will receive a separate proxy card, regardless of whether he or she resides at a shared address. Please call 1-800-543-0407 or forward a written request to the Trust c/o Touchstone, 303 Broadway, Suite 1100 Cincinnati, OH 45202 if you would like to (1) receive a separate copy of this proxy statement; (2) receive your annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

OTHER BUSINESS. The Board does not intend to present any other business at the Special Meeting. If any other matter may properly come before the Special Meeting, or any adjournment thereof, the persons named in the accompanying proxy card(s) intend to vote, act, or consent thereunder in accordance with their best judgment at that time on such matters. No annual or other special meeting is currently scheduled for the Trust. Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the proxy statement or presentation of the proposal at the Special Meeting because inclusion and presentation are subject to compliance with certain federal regulations.

SHAREHOLDER PROPOSALS. The Trust is not required to hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion or presentation in a proxy statement for a future meeting should send their written proposals to the Secretary of the Trust c/o Touchstone, 303 Broadway, Suite 1100 Cincinnati, OH 45202. Shareholder proposals must be received by the Trust within a reasonable time before any such meeting in order for the proposals to be considered.

COMMUNICATIONS WITH THE BOARD. Shareholders wishing to submit written communications to the Board should send their communications to the Touchstone Fund Group, c/o Touchstone, 303 Broadway, Suite 1100 Cincinnati, OH 45202. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

ANNUAL REPORT TO SHAREHOLDERS. The Annual Report of the Trust for the fiscal year ended September 30, 2005 is available on request. The Annual Report may be obtained by written request to the Trust at the address listed above, or by telephoning 1-800-543-0407.


    PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD(S) IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                           FORM OF PROXY SOLICITED BY
                                BOARD OF TRUSTEES


                           To vote by Internet
                           1) Read the Proxy Statement and
                                have the Proxy card at hand.
                           2) Go to www.proxyweb.com.
                                    -----------------
                           3) Follow the on-line instructions.

                           To vote by Telephone
                           1) Read the Proxy Statement and
                                have the Proxy card at hand.
                           2) Call 1-800-____ - ______
                           3) Follow the recorded instructions.

                           To vote by Mail
                           1) Read the Proxy Statement.
                           2) Check the appropriate box on
                                the reverse side.
                           3) Sign, date and return the
                              Proxy card in the envelope
                              provided.

IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD.


      TOUCHSTONE FUNDS GROUP TRUST AND CONSTELLATION INSTITUTIONAL PORTFOLIOS
                         303 BROADWAY, SUITE 1100
                           CINCINNATI, OH 45202

                 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON February 5, 2007

999 999 999 999 99

                                                       FUND NAME PRINTS HERE

Notice is hereby given that a special meeting of shareholders (the "Special Meeting") of Touchstone Funds Group Trust and Constellation Institutional Portfolios (each a "Trust" and collectively the "Trusts") will be held at the office of Touchstone Advisors, Inc., 303 Broadway, Suite 1100 Cincinnati, OH 45202, on February 5, 2007, at 10:00 a.m. (Eastern time).

The purpose of the Special Meeting is to consider the Proposal set forth on the reverse side and to transact such other business as may be properly brought before the Special Meeting or any adjournment(s) thereof. The specifics of this Proposal, which is more fully described in the attached Proxy Statement, are shown on the reverse side of the card.


The undersigned shareholder(s) of the referenced Touchstone Funds of the Touchstone Trust hereby appoints Jay S. Fitton and Frank L. Newbauer, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Funds to be held on February 5, 2007, at the offices of the Trusts, 303 Broadway, Suite 1100 Cincinnati, OH 45202, at 10:00 a.m. local time, and at any adjournment thereof as indicated on the reverse side. In its discretion, the Trust is authorized to vote upon such other matters as may properly come before the meeting.

RECEIPT OF THE NOTICE(S) OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT(S), AS APPLICABLE, IS HEREBY ACKNOWLEDGED. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.



                                          Date: __________________, 200_


                 --------------------------------------------------
                 Signature                      Title

                --------------------------------------------------
                Signature                       Title

Please date and sign exactly as the name or names appear on this card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

Please refer to the Proxy Statement discussion for this Proposal. If you simply sign the proxy without specifying a vote, your shares will be voted FOR the Proposal in accordance with the recommendation of the Board of Trustees. As to any other matter, said proxy holders shall vote in accordance with the views of management.

The Board of Trustees recommends a vote FOR the Proposal.

    PLEASE MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS.     Example:    X

                                                                                FOR     AGAINST      WITHHOLD

Proposal     To elect four additional Trustees for the Board of the Trust, as   [ ]     [ ]          [ ]
             follows:

             Richard L. Brenan, H. Jerome Lerner, John P. Zanotti and John F.
             Barrett

             (Instruction: To withhold authority to vote for any individual
             -----------
             Nominee(s), write the names of the Nominee(s) on the line below:)

             ---------------------------------------------------








             PLEASE SIGN, DATE, AND RETURN IN THE ENCLOSED ENVELOPE.